                                                                    EXHIBIT 99.2

           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

     On February 21, 2002, Schuler Homes, Inc. merged with and into D.R. Horton, Inc., with D.R. Horton as the surviving corporation. The following unaudited pro forma combined condensed financial statements give effect to the merger. The merger will be accounted for as a purchase of Schuler by D.R. Horton. The unaudited pro forma combined condensed financial statements reflect the financial position of D.R. Horton and Schuler as of December 31, 2001, and the operations of D.R. Horton and Schuler for the three months ended December 31, 2001, and for the year ended September 30, 2001. The unaudited pro forma combined condensed balance sheet assumes the merger occurred on the date of the balance sheet. The unaudited pro forma combined condensed statement of income for the three months ended December 31, 2001 assumes the merger occurred on October 1, 2001. The unaudited pro forma combined condensed statement of income for the year ended September 30, 2001 assumes the merger occurred on October 1, 2000.

     This financial information about D.R. Horton and Schuler as of and for the three months ended December 31, 2001 has been derived from the D.R. Horton and Schuler unaudited financial statements contained in the Quarterly Report of D.R. Horton, Inc. on Form 10-Q, filed February 14, 2002 and in the Quarterly Report of Schuler Homes, Inc. on Form 10-Q filed February 14, 2002. The historical financial information about D.R. Horton and Schuler for the year ended September 30, 2001 has been derived from the D.R. Horton and Schuler (and its predecessor) audited and unaudited financial statements. The unaudited pro forma combined condensed financial statements should be read in conjunction with the accompanying notes and the historical consolidated financial statements of D.R. Horton and Schuler.

     The total merger consideration payable consisted of approximately 20,083,000 shares of D.R. Horton common stock and $168,668,000 in cash. For purchase accounting purposes, the measurement date of the transaction is deemed to be December 11, 2001, and the D.R. Horton shares issued in the merger are valued at $30.93 per share, which represents the average closing price for a period of 10 trading days beginning December 4, 2001 and ending December 17, 2001.

     The unaudited pro forma combined condensed financial statements have been included for comparative purposes only. As further discussed in the accompanying notes, the unaudited pro forma combined condensed financial statements do not purport to show what the financial position or operating results would have been if the merger had been consummated as of the dates indicated and should not be construed as representative of a future financial position or operating results.

                                D.R. HORTON, INC.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                             AS OF DECEMBER 31, 2001

                                                                                                              PRO FORMA
                                                           D.R. HORTON       SCHULER       ADJUSTMENTS        COMBINED
                                                           -----------     -----------     -----------       -----------
                                                                                 (IN THOUSANDS)
                     ASSETS

HOMEBUILDING:
Cash .................................................     $    22,076     $    11,526     $        --       $    33,602
Inventories ..........................................       2,980,084       1,032,119              --         4,012,203
Earnest money deposits and other assets ..............         263,019         123,758              --           386,777
Excess of cost over net assets acquired (net) ........         136,765          65,628     345,162B(1)           547,555
                                                           -----------     -----------     -----------       -----------
                                                             3,401,944       1,233,031         345,162         4,980,137
                                                           -----------     -----------     -----------       -----------


FINANCIAL SERVICES:
Cash .................................................           9,904              --              --             9,904
Mortgage loans held for sale .........................         233,858              --              --           233,858
Other assets .........................................          15,100              --              --            15,100
                                                           -----------     -----------     -----------       -----------
                                                               258,862              --              --           258,862
                                                           -----------     -----------     -----------       -----------
                                                           $ 3,660,806     $ 1,233,031     $   345,162       $ 5,238,999
                                                           ===========     ===========     ===========       ===========

                  LIABILITIES

HOMEBUILDING:
Accounts payable and other liabilities ...............     $   465,617     $   175,356     $        --       $   640,973
Notes payable ........................................       1,699,899         594,952     (81,915)B(1)        2,478,519
                                                                    --              --     265,583B(1)                --
                                                           -----------     -----------     -----------       -----------
                                                             2,165,516         770,308         183,668         3,119,492
                                                           -----------     -----------     -----------       -----------

FINANCIAL SERVICES:
Notes payable ........................................         154,786              --              --           154,786
Other liabilities ....................................           7,849              --              --             7,849
                                                           -----------     -----------     -----------       -----------
                                                               162,635              --              --           162,635
                                                           -----------     -----------     -----------       -----------
                                                             2,328,151         770,308         183,668         3,282,127
                                                           -----------     -----------     -----------       -----------
Minority interests ...................................           9,319              --              --             9,319
                                                           -----------     -----------     -----------       -----------

             STOCKHOLDERS' EQUITY


Preferred stock ......................................              --              --              --                --
Common stock .........................................             771              --             201  B(1)         972
Class A common stock .................................              --              22             (22) B(1)          --
Class B common stock .................................              --              19             (19) B(1)          --
Unearned compensation ................................              --              --          (7,512) B(2)      (7,512)
Additional capital ...................................         708,346         255,858        (255,858) B(1)   1,339,874
                                                                                               620,966  B(1)
                                                                                                10,562  B(2)
Retained earnings ....................................         614,219         206,824        (206,824) B(1)     614,219
                                                           -----------     -----------     -----------       -----------
                                                             1,323,336         462,723         161,494         1,947,553
                                                           -----------     -----------     -----------       -----------
                                                           $ 3,660,806     $ 1,233,031     $   345,162       $ 5,238,999
                                                           ===========     ===========     ===========       ===========

                                D.R. HORTON, INC.

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                  FOR THE THREE MONTHS ENDED DECEMBER 31, 2001



                                                                                                                 PRO FORMA
                                                             D.R. HORTON       SCHULER       ADJUSTMENTS         COMBINED
                                                             -----------     -----------     -----------        -----------
                                                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)
HOMEBUILDING:
Revenues ...............................................     $ 1,134,968      $   415,371      $        --      $ 1,550,339
Cost of sales ..........................................         906,805          325,644              364 B(3)   1,232,813
                                                             -----------      -----------      -----------      -----------
Gross profit ...........................................         228,163           89,727             (364)         317,526
Selling, general & administrative expense ..............         118,417           46,368              835 B(2)     165,245
  ......................................................                                              (375)B(4)
Interest expense .......................................           1,196              521               --            1,717
Other expense (income) .................................           2,572           (1,909)              --              663
                                                             -----------      -----------      -----------      -----------
                                                                 105,978           44,747             (824)         149,901
                                                             -----------      -----------      -----------      -----------


FINANCIAL SERVICES:
Revenues ...............................................          24,922               --               --           24,922
Selling, general & administrative expense ..............          15,123               --               --           15,123
Interest expense .......................................           1,336               --               --            1,336
Other (income) .........................................          (3,044)              --               --           (3,044)
                                                             -----------      -----------      -----------      -----------
                                                                  11,507               --               --           11,507
                                                             -----------      -----------      -----------      -----------

Income before income taxes .............................         117,485           44,747             (824)         161,408
Income taxes ...........................................          44,057           17,610             (313)B(5)      61,354
                                                             -----------      -----------      -----------      -----------

Net income .............................................     $    73,428      $    27,137      $      (511)     $   100,054
                                                             ===========      ===========      ===========      ===========
Net income per common share:
        Basic ..........................................     $      0.95      $      0.67               --      $      1.03
        Diluted ........................................     $      0.94      $      0.66               --      $      1.02
                                                             ===========      ===========      ===========      ===========
Cash dividends per common share ........................     $      0.05               --               -- D           0.05
                                                             ===========      ===========      ===========      ===========
Weighted average number of common shares
  outstanding:
        Basic ..........................................          76,961           40,790           20,083 C        97,044
        Diluted ........................................          78,337           41,325           20,186 C        98,523
                                                             ===========      ===========      ===========     ===========

                                D.R. HORTON, INC.

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED SEPTEMBER 30, 2001


                                                                              COMBINED
                                                                              PRO FORMA                         PRO FORMA
                                                            D.R. HORTON      SCHULER (E)     ADJUSTMENTS        COMBINED
                                                            -----------      -----------     -----------       -----------
                                                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)
HOMEBUILDING:
Revenues ..............................................     $ 4,383,552      $ 1,540,818     $        --       $ 5,924,370
Cost of sales .........................................       3,527,142        1,207,165           1,294  B(3)   4,735,601
                                                            -----------      -----------     -----------       -----------
Gross profit ..........................................         856,410          333,653          (1,294)        1,188,769
Selling, general & administrative expense .............         432,013          159,450           2,847  B(2)     592,095
                                                                                                  (1,500) B(4)
                                                                                                    (715) B(6)
Interest expense ......................................           8,809            6,856             302  B(3)      15,967
Other expense .........................................          34,747           13,985              --            48,732
                                                            -----------      -----------     -----------       -----------
                                                                380,841          153,362          (2,228)          531,975
                                                            -----------      -----------     -----------       -----------

FINANCIAL SERVICES:
Revenues ..............................................          71,962               --              --            71,962
Selling, general & administrative expense .............          47,387               --              --            47,387
Interest expense ......................................           5,288               --              --             5,288
Other (income) ........................................          (7,669)              --              --            (7,669)
                                                            -----------      -----------     -----------       -----------
                                                                 26,956               --              --            26,956
                                                            -----------      -----------     -----------       -----------

Income before income taxes and cumulative effect
of change in accounting principle .....................         407,797          153,362          (2,228)          558,931
Income taxes ..........................................         152,924           61,204            (844) B(5)     213,284
                                                            -----------      -----------     -----------       -----------

Income before cumulative effect of change in
accounting principle ..................................     $   254,873      $    92,158     $    (1,384)      $   345,647
                                                            ===========      ===========     ===========       ===========

Income before cumulative effect of change in
accounting principle per common share:
        Basic .........................................     $      3.37      $      2.28              --       $      3.61
        Diluted .......................................     $      3.31             2.18              --       $      3.56
                                                            ===========      ===========     ===========       ===========
Cash dividends per common share .......................     $      0.19               --              -- D     $      0.19
                                                            ===========      ===========     ===========       ===========

Weighted average number of common shares outstanding:
        Basic .........................................          75,677           40,399          20,083 C          95,760
        Diluted .......................................          76,953           43,174          20,204 C          97,157
                                                            ===========      ===========     ===========       ===========

                                D.R. HORTON, INC.

          NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                   AND UNAUDITED PRO FORMA COMBINED CONDENSED
                              STATEMENTS OF INCOME


NOTE A. BASIS OF PRESENTATION

         The unaudited pro forma combined condensed balance sheet reflects the combined financial position of D.R. Horton and Schuler as of December 31, 2001, on a pro forma basis assuming that the merger had taken place on December 31, 2001. The unaudited pro forma combined condensed statements of income reflect the combined results of operations of D.R. Horton and Schuler for the three months ended December 31, 2001, assuming that the merger had taken place on October 1, 2001, and for the year ended September 30, 2001, assuming that the merger had taken place on October 1, 2000.

         Under accounting principles generally accepted in the United States, the merger of Schuler into D.R. Horton will be accounted for under the purchase method of accounting. Accordingly, the purchase price will be allocated to the Schuler assets acquired and liabilities assumed based on their respective fair values, with the excess to be allocated to goodwill. The valuations and other studies required to determine the fair value of the Schuler assets acquired and liabilities assumed have not been performed and accordingly, the related adjustments reflected in the unaudited pro forma combined condensed financial statements are preliminary and subject to further revisions and adjustments. The adjustments are described in Note B.

         The adjustment to reflect the preliminary purchase price allocation, described in Note B (1), uses the book value of the Schuler assets acquired and liabilities assumed. This is a preliminary assumption, which will be adjusted based on the valuation analysis to be performed after the completion of the merger. Changes to the purchase price allocation as a result of such analysis will be recorded as corresponding increases or decreases in goodwill.

         On October 1, 2001, D.R. Horton adopted Statement of Financial Accounting Standards (SFAS) No. 142, "Goodwill and Other Intangible Assets." In accordance with SFAS No. 142, goodwill will no longer be amortized but will be subject to periodic review for impairment, and as such, no pro forma adjustment for amortization of the goodwill resulting from the merger is presented in the unaudited pro forma combined condensed balance sheet and statement of income. Other identifiable intangibles are assumed to be insignificant.

         Under the terms of Schuler's senior and senior subordinated notes, of which $500 million principal amount is outstanding at December 31, 2001, the merger represents a "change of control" that provides the holders of such notes the right to require D.R. Horton to repurchase the Schuler notes at a purchase price in cash equal to 101% of the principal amount of the notes. D.R. Horton does not anticipate it will be required to repurchase a significant amount of the Schuler notes. Accordingly, no adjustment is included in the unaudited pro forma combined condensed financial statements to reflect the repurchase of any of the Schuler notes.

                                D.R. HORTON, INC.

          NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                   AND UNAUDITED PRO FORMA COMBINED CONDENSED
                       STATEMENTS OF INCOME - (CONTINUED)

NOTE B. PRO FORMA ADJUSTMENTS

         The following adjustments are included in the unaudited pro forma combined condensed balance sheet and statements of income as of and for the three months ended December 31, 2001, and for the year ended September 30, 2001.

         (1) Represents the preliminary purchase allocation, which reflects the cash and equity merger consideration paid by D.R. Horton, the elimination of the December 31, 2001 Schuler equity balance, and the recording of goodwill resulting from the transaction, as summarized below:

                                                                                         IN
                                                                                     THOUSANDS,
                                                                                       EXCEPT
                                                                                     PER SHARE
                                                                                      AMOUNTS
                                                                                     ----------
Cash Consideration .............................................................     $  168,668
                                                                                     ----------
Equity Consideration:
  Total number of D.R. Horton shares issued.....................................         20,083
  D.R. Horton per share value at purchase accounting measurement date...........     x   $30.93
                                                                                     ----------
  Total equity consideration....................................................        621,167
                                                                                     ----------
Total cash and equity merger consideration .....................................        789,835
Estimated transaction costs related to merger...................................         15,000
D.R. Horton stock options to be issued in connection with the merger (see
    Note B(2) below)............................................................          3,050
                                                                                     ----------
Total merger costs..............................................................        807,885
Less Schuler equity balance at December 31, 2001................................       (462,723)
                                                                                     ----------
Increase in excess of purchase price over net assets acquired (goodwill)........        345,162
Schuler goodwill balance at December 31, 2001...................................         65,628
                                                                                     ----------
Total goodwill resulting from the merger........................................     $  410,790
                                                                                     ==========
Uses and Sources of Cash for Merger Consideration and Merger Costs:
Cash consideration for Schuler equity...........................................     $  168,668
Pay off December 31, 2001 balance of Schuler revolving credit facility..........         81,915
Merger costs....................................................................         15,000
                                                                                     ----------
Total uses of cash..............................................................     $  265,583
                                                                                     ==========

Additional draws on D.R. Horton revolving credit facility.......................     $  265,583
                                                                                     ==========

                                D.R. HORTON, INC.

          NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                   AND UNAUDITED PRO FORMA COMBINED CONDENSED
                       STATEMENTS OF INCOME - (CONTINUED)


         (2) Represents the estimated effect of the issuance of options to purchase approximately 533,000 shares of D.R. Horton common stock to Schuler employees to replace outstanding Schuler stock options. The fair value of the D.R. Horton stock options to be issued ($10,562,000) was estimated using the Black-Scholes option pricing model and is recorded as additional capital, the intrinsic value related to unvested options to be issued ($7,512,000) is recorded as unearned compensation and the remainder ($3,050,000) is recorded as a merger cost, which increases goodwill. The unearned compensation will be amortized over the remaining vesting period of the stock options. The estimated compensation expense related thereto for the three months and twelve months following the respective assumed dates of the merger is $835,000 and $2,847,000, respectively.

The following assumptions were used in the Black-Scholes model to determine the fair value of the D.R. Horton stock options to be issued in the merger:

         Risk-free interest rate: ............................................4.1%
         Expected volatility of D.R. Horton Stock: ..........................49.5%
         Weighted average expected dividend yield: ...........................1.4%
         Weighted average expected life (in years): ..........................4.4

         (3) Represents the pro forma three-month and twelve-month impact of additional interest costs assumed to have been incurred to finance the cash portion of the merger consideration and other merger costs, at a 3.5% marginal interest rate, which approximates D.R. Horton's current floating rate on its revolving line of credit. Most of such assumed additional interest costs were assumed to have been capitalized in inventory and a portion thereof subsequently amortized to cost of sales. Those assumed additional interest costs that were not capitalized in inventory were expensed.

         (4) Represents the estimated savings in compensation expense that would have occurred during the three months and twelve months following the respective assumed dates of the merger, related to D.R. Horton employment agreements with two members of Schuler management, as described in the Joint Proxy Statement/Prospectus of D.R. Horton and Schuler, dated January 17, 2002, filed with the Securities and Exchange Commission.

         (5) Represents the net effect on income tax expense of the pro forma adjustments, calculated using the pro forma combined effective income tax rate of 38% for the three months ended December 31, 2001, and 37.9% for the year ended September 30, 2001.

         (6) Represents the elimination of the goodwill amortization expense included in the Combined Pro Forma Schuler statement of income for the year ended September 30, 2001, as all of Schuler's prior goodwill balances will be eliminated in the merger with D.R. Horton.

NOTE C. PRO FORMA NUMBER OF SHARES OUTSTANDING AND NET INCOME PER SHARE

         The following table provides the pro forma number of shares issued in connection with the merger, and the pro forma number of shares of D.R. Horton common stock outstanding after the merger:


                                                                                              SHARES IN
                                                                                              THOUSANDS
Number of D.R. Horton common stock shares issued in the merger..........................         20,083
Number of shares of D.R. Horton common stock outstanding as of December 31, 2001........         77,093
                                                                                                 ------
Number of shares of D.R. Horton common stock outstanding after the merger...............         97,176
                                                                                                 ======

                                D.R. HORTON, INC.

          NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                   AND UNAUDITED PRO FORMA COMBINED CONDENSED
                       STATEMENTS OF INCOME - (CONTINUED)

     The pro forma combined basic net income per share for the three months ended December 31, 2001 and for the year ended September 30, 2001 is based on the weighted average number of shares of D.R. Horton common stock outstanding for the three months ended December 31, 2001 and the year ended September 30, 2001, assuming the issuance of approximately 20,083,000 shares of D.R. Horton common stock on October 1, 2001 for the three months ending December 31, 2001, and on October 1, 2000, for the year ended September 30, 2001.

     The pro forma combined diluted net income per share for the three months ended December 31, 2001 and the year ended September 30, 2001 is based on the weighted average number of shares of D.R. Horton common stock outstanding during the three months ended December 31, 2001, and year ended September 30, 2001, adjusted for the effects of dilutive securities outstanding, plus the approximately 20,083,000 shares of D.R. Horton common stock issued in the merger and the dilutive effect of D.R. Horton stock options to be issued in the merger. Options to purchase approximately 533,000 shares of D.R. Horton common stock will be issued in the merger, which results in an incremental dilutive effect of 103,000 shares for the three months ended December 31, 2001, and 121,000 shares for the year ended September 30, 2001.

NOTE D. DIVIDENDS

     The pro forma combined cash dividends per common share are not necessarily indicative of dividends to be paid to holders of D.R. Horton common stock in future periods. Future dividends will be determined by the D.R. Horton board of directors based on the earnings and financial condition of D.R. Horton and its subsidiaries, as well as other factors.

NOTE E. COMBINED PRO FORMA SCHULER

     Schuler was formed in April 2001 when Schuler Residential combined with Western Pacific. Schuler Residential is the predecessor of Schuler. Therefore, the Schuler statement of income for the year ended September 30, 2001 is presented on a pro forma combined basis to include the combined operations of Schuler, Schuler Residential and Western Pacific for the year ended September 30, 2001 assuming that the combination had taken place on October 1, 2000. Following are the historical statements of income of Schuler, Schuler Residential and Western Pacific and the pro forma adjustments which comprise the combined pro forma Schuler statement of income for the year ended September 30, 2001.

                                D.R. HORTON, INC.

          NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                   AND UNAUDITED PRO FORMA CONDENSED COMBINED
                       STATEMENTS OF INCOME - (CONTINUED)



                                                                                                   SIX MONTHS
                                                                                                     ENDED          YEAR ENDED
                                                                                                  SEPTEMBER 30,   SEPTEMBER 30,
                                                  SIX MONTHS ENDED MARCH 31, 2001                     2001             2001
                                  -------------------------------------------------------------   -------------   -------------
                                                                                      PRO FORMA                     PRO FORMA
                                    SCHULER                          PRO FORMA         COMBINED                     COMBINED
                                  RESIDENTIAL   WESTERN PACIFIC     ADJUSTMENTS        SCHULER       SCHULER        SCHULER
                                  -----------   ---------------     -----------       ---------   -------------   -------------
                                                                   (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenues.......................   $   298,807   $       543,190     $        --       $ 841,997   $     698,821   $   1,540,818
Cost of sales..................       226,305           424,088              --         650,393         556,772       1,207,165
                                  -----------   ---------------     -----------       ---------   -------------   -------------
Gross profit...................        72,502           119,102              --         191,604         142,049         333,653
Selling, general &
  administrative expense.......        35,417            48,943          (4,207)(a)      80,153          79,297         159,450
Interest expense...............         3,316                --              --           3,316           3,540           6,856
Other expense..................           704            14,003              --          14,707            (722)         13,985
                                  -----------   ---------------     -----------       ---------   -------------   -------------
Income before income
  taxes........................        33,065            56,156           4,207          93,428          59,934         153,362
Income taxes...................        12,785                --          24,580 (b)      37,365          23,839          61,204
                                  -----------   ---------------     -----------       ---------   -------------   -------------
Net income.....................   $    20,280   $        56,156     $   (20,373)      $  56,063   $      36,095   $      92,158
                                  ===========   ===============     ===========       =========   =============   =============
Net income per common
  share:
      Basic....................   $      1.01               N/A              --       $    1.39   $        0.89   $        2.28
      Diluted..................   $      0.93               N/A              --       $    1.33   $        0.86   $        2.18
                                  ===========   ===============     ===========       =========   =============   =============
Cash dividends per
   common share................            --               N/A              --              --              --              --
                                  ===========   ===============     ===========       =========   =============   =============
Weighted average number
   of common shares
   outstanding:
      Basic....................        20,114               N/A          20,166 (c)      40,280          40,517          40,399
      Diluted..................        22,972               N/A          20,166 (c)      43,138          43,209          43,174
                                  ===========   ===============     ===========       =========   =============   =============


(a) Represents the exclusion of a non-cash charge for compensation expense recognized in conjunction with equity interests granted to Western Pacific executives related to the combination with Schuler Residential. This charge is a nonrecurring item and is not indicative of future operating results.

(b) Represents the pro forma effect on the combined provision for income taxes resulting from the operations of Western Pacific and Schuler Residential for the six months ended March 31, 2001 and the other pro forma adjustment, based on an effective tax rate of 40.7%. Prior to its combination with Schuler Residential, Western Pacific was operated through a series of partnerships and was not subject to taxation at the entity level.

(c) Represents the issuance of 20,166,000 Schuler shares of Class B common stock in the Western Pacific/Schuler Residential combination, assuming such shares were outstanding beginning on October 1, 2000.